Minimum Rental Payments Under Operating Leases (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014
Rental of Premises
Property Subject to or Available for Operating Lease [Line Items]
2015	$ 2,121
2016	1,819
2017	603
2018	614
2019 and thereafter	2,089
Operating Leases, Future Minimum Payments Due, Total	7,246
Lease of Motor Vehicles
Property Subject to or Available for Operating Lease [Line Items]
2015	180
2016	103
2017	33
Operating Leases, Future Minimum Payments Due, Total	$ 316